Regulatory Capital - Summary of Regulatory Capital Position (Detail) - CAD ($) $ in Millions	Jul. 31, 2020	Oct. 31, 2019
Capital
Common Equity Tier 1 Capital	$ 59,546	$ 55,042
Tier 1 Capital	66,185	61,683
Total Capital	79,107	74,122
Risk-weighted assets used in the calculation of capital ratios	$ 478,117	$ 455,977
Capital and leverage ratios
Common Equity Tier 1 Capital ratio	12.50%	12.10%
Tier 1 Capital ratio	13.80%	13.50%
Total Capital ratio	16.50%	16.30%
Leverage ratio	4.40%	4.00%